[Scudder Investments logo]

Scudder Cash Investment Trust

Class AARP and Class S Shares

Semiannual Report

November 30, 2002

Contents

<Click Here> Letter from the President

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Cash Investment Trust	Ticker Symbol	Fund Number
Class AARP	AITXX	165
Class S	SCTXX	065

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the President

Dear Shareholder,

Calendar year 2002 was a strong period for the US bond market, as measured by the Lehman Brothers Aggregate Bond Index. In the midst of an uncertain economic environment, concerns about the potential for war with Iraq and numerous accounting irregularities by major US corporations, investors fled to the relative stability of bonds, particularly US Treasury bonds. In this environment, the Federal Reserve Board kept interest rates quite low. The federal funds rate was 1.75 percent for most of the period, though the Fed further reduced that rate to 1.25 percent on November 6, as a means to further stimulate the sluggish US economy. As a result, most money market fund yields remained at historically low levels.

At the same time, the unmanaged Standard & Poor's 500 Index, a group of large-company stocks that many investment professionals use in discussing the overall equity market, declined for the third year in a row. However, October, historically one of the worst months for stocks, was the highest-performing month for the index in 2002. It was also the best October for the index since 1982.

In managing Scudder Cash Investment Trust, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional and volatile market conditions. We are continually fine-tuning the fund's portfolio to maintain a diverse mix of securities and maximize value for long-term investors.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,[Scudder Investments logo]

Jon Baum
President, Scudder Distributors, Inc.

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Portfolio Management Review

In the following interview, Lead Portfolio Manager Darlene M. Rasel discusses the market environment and her team's approach to managing Scudder Cash Investment Trust during the six-month period ended November 30, 2002, and offers an outlook for the months ahead.

Q: How did the fund perform over the semiannual period?

A: Over the six months ended November 30, 2002, Scudder Cash Investment Trust's seven-day annualized yield declined from 1.07 percent to 0.86 percent, primarily reflecting the Federal Reserve Board's 50-basis-point (one-half of a percentage point) interest rate cut on November 6, 2002. The Federal Reserve Board's interest rate cut had only a modest impact on the fund's yield because the higher-yielding securities bought by the fund before the rate cut will continue to benefit the fund's yield until these securities mature. At maturity, the proceeds will be reinvested in securities that reflect the current level of rates, which we believe are likely to be lower given the Federal Reserve Board rate cut. For the six-month period ended November 30, 2002, Class S shares of the fund returned 0.53 percent, compared with the 0.49 percent average return of taxable money market trusts according to Lipper, Inc.

Q: Until November, the Federal Reserve Board held interest rates steady through the semiannual period, following its aggressive easing in 2001. What dominated money market activity instead?

A: While the targeted federal funds rate1 remained unchanged until November 6, Federal Reserve Board policy still had a major impact on money market activity. In August 2002, the uneven economic recovery led the Federal Reserve Board to state that it was paying closer attention to the financial markets in its future policy decisions. In September 2002, the Federal Reserve Board left rates unchanged, but that decision was opposed by two members. Following a weak employment report as well as other unfavorable economic reports, the Federal Reserve Board cut the targeted federal funds rate by 50 basis points to 1.25 percent on November 6 in an effort to jump-start the economy.

1 The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.

Q: How did the pace of United States economic growth influence the money markets?

A: During the semiannual period, the US economy grew slightly on the back of strong consumer demand for houses, housing-related items and automobiles. Still, the ongoing threat of war, the volatility in the stock market, rising oil prices and relatively soft employment numbers all weighed on consumer confidence, which slumped in October to its lowest level since 1993. Business spending showed no convincing signs of improvement until the end of the period, when a rise in durable goods orders signaled a possible turnaround. In our view, November may have been a turning point for the economy.

We believe the Republicans' win of the House and Senate increased prospects for fiscal stimulus to help boost the struggling economy. Fears of the pending conflict with Iraq lessened with the UN weapons inspections. The arrest of the Washington, D.C. metro-area snipers and the end of the lockout at West Coast seaports gave the nation a chance to recover from the anxieties of the previous month. As calmer spirits prevailed, investors returned to the stock market, which climbed to a second consecutive monthly gain of more than 5 percent in November.

Given this backdrop, investors were drawn to fixed-income securities for most of the semiannual period. During most of the period, the short end of the money market yield curve held steady, while longer-term yields fell substantially, thus flattening the yield curve. (The yield curve illustrates the relationship between yields on bonds in the same credit quality, but different maturities.) As the financial markets assigned a high probability to an interest rate cut, the money market yield curve became inverted at some points during October. (The yield curve is inverted when long-term maturities are yielding less than short-term maturity issues.) In November, as positive economic data moved investors out of bonds and into stocks, the money market yield curve steepened with long-term maturity issues yielding more than short-term securities, offering attractive buying opportunities.

Q: In light of recent market conditions, what has been the fund's strategy?

A: At the start of the semiannual period, we maintained a "barbell strategy," whereby we purchased longer-dated securities to take advantage of a steep yield curve and offset this with short-term paper for liquidity purposes. Toward the end of the third calendar quarter when the yield curve flattened and the large percentage of overnight holdings became vulnerable to potential interest rate cuts by the Federal Reserve Board, this strategy became less effective. Thus, we began replacing these shorter-term holdings with purchases at the intermediate portion of the money market yield curve. We focused our investments during October in the one- to three-month range, seeking to lock in attractive rates and helping to make the portfolio less susceptible to Federal Reserve Board action. In November, as the yield curve steepened again, we bought primarily in the three- to six-month range, where we were able to add significant yield while maintaining the fund's weighted average maturity at the longer end of its range. In fact, for most of the semiannual period, we maintained an aggressive weighted average maturity, generally of 60 to 70 days, and the credit quality of the securities in the portfolio remained high.

Fund's Class S Shares Yields
	7-day average yield	7-day compounded effective yield
May 31, 2002	1.07%	1.07%
November 30, 2002	0.86%	0.86%

During the semiannual period, we maintained the fund's exposure to a broad selection of securities, including high-quality commercial paper, variable- and floating-rate securities, US government agency obligations, certificates of deposit and repurchase agreements. Over the period, the majority of the portfolio was invested in bank notes (approximately 33 percent at November 30, 2002) because of their attractive value and high relative yields.

Q: What is your outlook for the coming months?

A: The US economy no longer appears to us to be in danger of dipping back into recession, although corporations have yet to join consumers in the recovery. With little inflation pressure evident, we expect the Federal Reserve Board to leave rates unchanged at its December meeting. However, reports from U.N. weapons inspectors in Iraq and terrorist fears during the holiday season threaten to keep markets on edge throughout the month. A successful holiday season for retailers will be crucial in maintaining the economic recovery.

As the new year begins, we expect the Federal Reserve Board to remain vigilant and do whatever is within its power to move the economy forward. While Chairman Greenspan has said that he does not think the recent 50-basis-point cut is going to be inflationary, we believe that as soon as the Federal Reserve Board sees signs of heightened inflation, the interest rate reductions will be over. Because monetary policy changes typically take at least six months to affect the economy, it will be a while before we know how effective the November action will be in moving the economy forward. With the Federal Reserve Board having assumed a neutral bias in its November meeting, we think short-term interest rates should remain relatively stable well into 2003. We further believe that fiscal stimulus in the form of tax cuts and spending programs by the US government will play as crucial a role as the Federal Reserve Board in spurring economic growth.

We do expect the money market yield curve to steepen in the near future (i.e., for six- to 12-month yields to become more attractive). We are thus prepared to cautiously extend the average maturity of the fund at the appropriate time. We intend to maintain our conservative investment strategies and choose securities from only the highest-quality issuers. We will also seek to maintain as high a yield for the fund as is consistent with stability of principal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's view is subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of November 30, 2002 (Unaudited)

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 33.3%
Bank Of Nova Scotia, 1.35%, 5/15/2003	40,000,000	40,000,000
BNP Paribas, 2.69%, 4/15/2003	30,000,000	30,070,561
Credit Agricole Indosuez, 2.68%, 4/16/2003	28,000,000	28,067,414
Dresdner Bank AG, 2.08%, 7/15/2003	20,000,000	20,006,137
Dresdner Bank AG, 2.58%, 5/8/2003	20,000,000	20,012,230
HBOS Treasury Services, 1.78%, 12/19/2002	20,000,000	20,000,000
ING Bank NV, 1.79%, 1/23/2003	26,000,000	26,000,000
Landesbank Baden-Wuert, 1.375%, 5/19/2003	40,000,000	40,000,000
Lloyds Bank PLC, 1.835%, 7/28/2003	20,000,000	19,977,854
Natexis Banq Populair, 1.345%, 2/14/2003	35,000,000	35,000,000
National Australia Bank, 2.2%, 1/22/2003	20,000,000	20,000,000
Societe Generale, 2.05%, 12/30/2002	26,000,000	26,000,000
Westpac Banking Corp., 2.175%, 1/24/2003	20,000,000	20,000,148
Total Certificates of Deposit and Bank Notes (Cost $345,134,344)		345,134,344

Commercial Paper 45.3%
American Honda Finance Corp., 1.793%*, 12/6/2002	15,000,000	15,000,000
Associates Corp. NA, 1.896%*, 6/15/2003	15,000,000	15,000,000
Bank One NA, 1.837%*, 1/31/2003	15,000,000	15,003,950
Black Forest Funding Corp., 1.78%**, 12/18/2002	25,023,000	25,001,967
Compass Security, 1.64%**, 12/4/2002	31,000,000	30,995,763
Dorada Finance, Inc., 1.73%**, 12/3/2002	15,000,000	14,998,558
Enterprise Funding Corp., 1.78%**, 12/18/2002	30,000,000	29,974,783
Falcon Asset Securitization Corp., 1.34%**, 1/13/2003	36,000,000	35,942,380
General Electric Capital Corp., 1.66%**, 2/7/2003	31,000,000	30,902,798
Goldman Sachs Group Inc., 1.86%*, 1/21/2003	16,000,000	16,000,000
Household Finance Corp., 1.92%*, 12/20/2002	5,000,000	4,999,870
K2 (USA) LLC, 1.79%**, 1/21/2003	22,500,000	22,442,944
Mont Blanc Capital Corp., 1.78%**, 1/14/2003	26,000,000	25,943,436
Morgan Stanley Dean Witter & Co., 1.33%*, 5/22/2003	25,000,000	25,000,000
Nordea Bank Finland, 1.324%*, 9/10/2003	20,000,000	19,995,332
Pennine Funding LLC, 1.77%**, 12/11/2002	20,000,000	19,990,167
Province Of Quebec, 2.22%**, 2/28/2003	20,000,000	19,890,233
Salomon Smith Barney Holding, 1.79%*, 4/28/2003	20,000,000	20,000,000
Swedish National Housing Finance Corp., 1.38%**, 5/19/2003	30,000,000	29,805,650
Toronto Dominion Bank, 1.345%*, 3/24/2003	36,000,000	36,000,000
Verizon Global Funding Corp., 1.886%*, 4/14/2003	15,000,000	14,999,345
Total Commercial Paper (Cost $467,887,176)		467,887,176
US Government Agency Obligations 4.0%
Federal Home Loan Mortgage Corp., 2.1%, 10/10/2003	22,000,000	22,000,000
Federal National Mortgage Association, 2.16%**, 4/4/2003	20,000,000	19,851,200
Total US Government Agency Obligations (Cost $41,851,200)		41,851,200

Municipal Investments 2.6%
Texas State General Obligation Bonds (b), 1.381%, 12/1/2029	14,100,000	14,100,000
Texas State General Obligation Bonds (b), 1.4%, 12/1/2029	12,500,000	12,500,000
Total Municipal Investments (Cost $26,600,000)		26,600,000

Repurchase Agreements*** 14.8%
J.P. Morgan Chase & Co., 1.38%, dated 11/29/2002, to be repurchased at $147,016,905 on 12/2/2002	147,000,000	147,000,000
State Street Bank and Trust Co., 1.3%, dated 11/29/2002, to be repurchased at $6,601,715 on 12/2/2002	6,601,000	6,601,000
Total Repurchase Agreements (Cost $153,601,000)		153,601,000
Total Investment Portfolio - 100.0% (Cost $1,035,073,720) (a)		1,035,073,720

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2002.
** Annualized yield at time of purchase; not a coupon rate.
*** Repurchase agreements are fully collateralized by US Treasury or Government agency securities.
(a) The cost of federal income tax purposes was $1,035,073,720.
(b) Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of November 30, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited)
Assets
Investments in securities, at amortized cost	$ 881,472,720
Repurchase agreements	153,601,000
Cash	758,885
Interest receivable	3,023,296
Receivable for Fund shares sold	5,039,673
Total assets	1,043,895,574
Liabilities
Dividend payable	31,078
Payable for Fund shares redeemed	2,680,430
Accrued management fee	374,720
Other accrued expenses and payables	349,039
Total liabilities	3,435,267
Net assets, at value	$ 1,040,460,307
Net Assets
Net assets consist of: Undistributed net investment income	32,019
Accumulated net realized gain (loss)	(822,419)
Paid-in capital	1,041,250,707
Net assets, at value	$ 1,040,460,307
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($272,377,956 / 272,793,996 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($768,082,351 / 767,970,352 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 10,130,264
Expenses: Management fee	2,314,339
Administrative fee	2,143,588
Trustees' fees and expenses	15,874
Other	4,929
Total expenses, before expense reductions	4,478,730
Expense reductions	(268)
Total expenses, after expense reductions	4,478,462
Net investment income	5,651,802
Net realized gain (loss) on investment transactions	26,846
Net increase (decrease) in net assets resulting from operations	$ 5,678,648

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2002 (Unaudited)	Year Ended May 31, 2002
Operations: Net investment income	$ 5,651,802	$ 24,450,122
Net realized gain (loss) on investment transactions	26,846	(114)
Net increase (decrease) in net assets resulting from operations	5,678,648	24,450,008
Distributions to shareholders from: Net investment income: Class AARP	(1,510,445)	(6,599,354)
Class S	(4,163,582)	(17,861,824)
Fund share transactions: Proceeds from shares sold	380,394,565	2,568,942,189
Reinvestment of distributions	5,390,340	22,424,531
Cost of shares redeemed	(438,273,554)	(2,836,687,320)
Net increase (decrease) in net assets from Fund share transactions	(52,488,649)	(245,320,600)
Increase (decrease) in net assets	(52,484,028)	(245,331,770)
Net assets at beginning of period	1,092,944,335	1,338,276,105
Net assets at end of period (including undistributed net investment income of $32,019 at November 30, 2002)	$ 1,040,460,307	$ 1,092,944,335

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2002[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.005	.020	.040
Less distributions from: Net investment income	(.005)	(.020)	(.040)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.53**	1.96	4.10c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	272	295	361
Ratio of expenses (%)	.84*	.83	.79d*
Ratio of net investment income (%)	1.05*	2.01	5.30*
[a] For the six months ended November 30, 2002 (Unaudited).
[b] For the period from September 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
[c] Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
[d] The ratio of operating expenses includes a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratio without this reduction was .82%.
* Annualized
** Not annualized

Class S
Years Ended May 31,	2002[a]	2002	2001	2000	1999[b]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	.005	.020	.055	.048	.041	.048
Less distributions from:
Net investment income	(.005)	(.020)	(.055)	(.048)	(.041)	(.048)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.53**	1.98	5.59[d,e]	5.01[d]	4.15d**	4.92[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	768	798	977	981	1,147	1,182
Ratio of expenses before expense reductions (%)	.84*	.83	.84[f]	1.05[g]	1.02*	.95
Ratio of expenses after expense reductions (%)	.84*	.83	.80[f]	.90[g]	.85*	.85
Ratio of net investment income (%)	1.05*	2.01	5.44	4.86	4.44*	4.82
[a] For the six months ended November 30, 2002 (Unaudited).
[b] For the eleven months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year from June 30 to May 31.
[c] For the year ended June 30.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
[f] The ratios of operating expenses include a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratios without this net reduction before and after expense reductions were .87% and .82%, respectively.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .99% and .85%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $795,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2004 ($342,000), May 31, 2005 ($236,000), May 31, 2006 ($4,000), May 31, 2007 ($2,000), May 31, 2008 ($9,000), May 31, 2009 ($17,000) and May 31, 2010 ($185,000), the respective expiration dates, whichever occurs first.

From November 1, 2001 through May 31, 2002, the Fund incurred approximately $114 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For purposes of the daily dividend, net investment income includes all net realized short-term capital gains and net realized short and long-term capital losses on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement (the "Management Agreement") with Deutsche Investment Management Americas, Inc. ("DeIM, Inc." or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets, 0.35% of the next $500,000,000 of such net assets, 0.335% of the next $500,000,000 of such net assets and 0.32% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.43% of the Fund's average annual daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40% of average daily net assets of each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2002
Class AARP	$ 570,498	$ 90,511
Class S	1,573,090	254,433
	$ 2,143,588	$ 344,944

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $268 for custodian credits earned.

D. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2002		Year Ended May 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	68,473,024	$ 68,473,024	154,033,063	$ 154,183,770
Class S	311,921,542	311,921,541	2,414,650,389	2,414,758,419
		$ 380,394,565		$ 2,568,942,189
Shares issued to shareholders in reinvestment of distributions
Class AARP	1,398,481	$ 1,398,481	6,095,215	$ 6,095,215
Class S	3,991,859	3,991,859	16,329,316	16,329,316
		$ 5,390,340		$ 22,424,531
Shares redeemed
Class AARP	(92,393,571)	$ (92,393,571)	(226,478,858)	$ (226,478,858)
Class S	(345,879,983)	(345,879,983)	(2,610,208,350)	(2,610,208,462)
		$ (438,273,554)		$ (2,836,687,320)
Net increase (decrease) from capital share transactions
Class AARP	(22,522,066)	$ (22,522,066)	(66,350,580)	$ (66,199,873)
Class S	(29,966,582)	(29,966,583)	(179,228,645)	(179,120,727)
		$ (52,488,649)		$ (245,320,600)

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

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